                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                AMENDMENT NO. 2

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2000


                               INVESTAMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                    000-28303                 87-0400797
-------------------------------   --------------           ----------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION              (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)            IDENTIFICATION NO.)


             1776 Park Avenue, Park City, Utah             84060
        --------------------------------------------     ---------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 435-615-8801
                                                   -------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On November 22, 1999, the Company entered into an Agreement (the "Acquisition Agreement") with Optica Communications International Inc. (f/k/a Oakbay Trading Limited), a British Virgin Islands corporation ("Optica"), and the shareholders of Optica pursuant to which the Company acquired all of the issued and outstanding stock of Optica (the "Optica Acquisition"). The shares of Optica were acquired in consideration for 450,000 shares of the Company's Series A Convertible Preferred Stock, par
value $.001 per share (the "Series A Preferred Stock").   The transaction
was consummated on March 15, 2000, but had an effective date as of November 24, 1999. Optica is the sole stockholder of Optica Communications, Inc. a British Columbia corporation ("Optica Canada"), and Optica Communications, Inc., a Nevada corporation ("Optica USA"). Optica Canada and Optica USA are start-up companies that are endeavoring to become a leading supplier of managed dark fiber and innovative band-with services on a global basis. As a result of the Optica Acquisition, Optica is a wholly-owned subsidiary of the Company. As described below, the former stockholders of Optica have acquired control of the Company through the issuance to them of Series A Preferred Stock, that is convertible into Common Stock of the Company.

Each share of Series A Preferred Stock is currently convertible into 185 shares of Common Stock. Therefore, an aggregate of 83,250,000 shares of Common Stock are issuable upon the conversion of all of the Series A Preferred Stock. In addition, each share of Series A Preferred Stock currently has 185 votes (an aggregate of 83,250,000 votes for all of the outstanding Series A Preferred Stock), voting together with the holders of Common Stock as a single class. Based on the 30,522,703 shares of Common Stock currently issued and outstanding, the holders of Series A Preferred Stock would own approximately 73% of the Company's outstanding Common Stock upon conversion of the Series A Preferred Stock (without giving effect to any currently outstanding options). Therefore, the issuance of the Series A Preferred Stock resulted in a change in control of the Company.

The Company currently has 50,000,000 shares of Common Stock authorized for issuance of which 30,522,703 shares are issued and outstanding. Based on the number of shares of Common Stock that are issuable upon conversion of the Series A Preferred Stock, the Company does not have a sufficient number of authorized common shares available. The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of authorized common shares from 50,000,000 to 200,000,000. Such amendment is subject to approval by the shareholders of the Company. Therefore, the Company will call a Special Meeting of Shareholders in the near future to consider and vote upon the amendment.

On October 21, 1999, in contemplation of entering into the Acquisition Agreement, Douglas Smith, the President of Optica was named Chairman, President (CEO) and a director of the Company. Immediately prior to that time, Brian Kitts was the sole officer and director of the Company and a principal stockholder (owning 2,012,500 shares of Common Stock - approximately 21% of the Company's issued and outstanding voting stock). Brian Kitts resigned as President of the Company and retained his position as Secretary of the Company. Under the Acquisition Agreement, the stockholders of Optica were given the right, at any time following the closing, to designate up to four directors of the Company for so long as they collectively own or have the right to acquire at least 50% of the issued and outstanding shares of Common Stock. The Acquisition Agreement also provides that Brian Kitts will remain a director for at least one year from the date of the closing of the transaction. On November 24, 1999, two additional directors, Ernst Gemassmer and Fred F. Fierling, were named to the Board as designees of the Optica shareholders, although neither of them is affiliated with any of the Optica shareholders or directors.

The former stockholders of Optica, who now have voting control of the Company, are comprised of four corporations, Russells Systems Limited, Crystsal Marriott S.A., Winjoy Services Centre Limited and Virgil
Securities S.A. Douglas Smith, Chairman and President (CEO) of the Company, is one of the beneficiaries of a trust that is the sole stockholder of Virgil Securities S.A.

	The following table sets forth stock ownership information as of March 15, 2000 concerning (i) each director and persons nominated to become directors of The Company, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to beneficially own more than five (5%) percent of the outstanding shares of the Company's Common Stock and Series A Preferred Stock, (iii) the Chief Executive Officer and the other executive officers of the Company, and (iv) The Company's executive officers and directors as a group. As indicated in footnotes to the table, pro forma effect is given to the conversion in full of the Series A Preferred Stock at the rate of 185 shares of Common Stock for each share of Series A Preferred Stock.


                                                Amount and
                                                Nature of
Name and Address               Position with    Beneficial      Percentage
of Beneficial Owners           the Company      Ownership(1)    of Class(1)
---------------------------------------------------------------------------
Russells Systems Limited(2)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder      54,040,180      63.9%

Crystsal Marriott S.A.(3)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       7,604,980      19.9%

Winjoy Services Centre Limited (4)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       7,604,980      19.9%

Virgil Securities S.A.(5)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder      10,499,860      25.6%

Montreau Investments Ltd.
PO Box 1062
One Capital Place
Georgetown, Grand Caymon
Brisitsh West Indies           Shareholder       3,500,000      10.3%

Douglas Smith(6)               Chairman,
                               President
                               (CEO) and
                               Director            560,000      1.8%

Brian Kitts(7)
1776 Park Ave. #4
PO Box 770                     Secretary
Park City, Utah 84060          Treasurer,
                               and Director      2,362,500      7.6%

Ernst Gemassmer(8)             Director            145,000      0.5%

Fred F. Fierling(9)            Director            145,000      0.5%

Daniel Tepper(10)
1350 East Flamingo Road, #52
Las Vegas, Nevada 89119        Shareholder       4,916,250     16.1%


All officers and directors as
     a group of 4 persons (11)                   3,212,500     10.1%


----------------------------------
                                4


(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 15, 2000 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options and/or Series A
      Preferred Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from March 15, 2000 have been exercised or converted, as the case may be.

(2) Comprised of shares issuable upon conversion of 311,028 shares of Series A Preferred Stock. Russells Systems Limited is a Bahamas company whose sole stockholder is a trust.

(3) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Crystsal Marriott S.A. is a Bahamas company whose sole stockholder is a trust.

(4) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Winjoy Services Centre Limited is a
      Bahamas company whose sole stockholder is a trust.

(5) Comprised of shares issuable upon conversion of 56,756 shares of Series A Preferred Stock. Virgil Securities S.A. is a Bahamas company whose sole stockholder is a trust. Douglas Smith is a beneficiary of the trust but Mr. Smith is not a trustee, does not have the right to vote the shares or dispose of the shares, or to terminate the trust. Mr. Smith disclaims beneficial ownership of the shares. Does not include shares issuable to Mr. Smith upon the exercise of options disclosed in footnote 6 below.

(6) Comprised of shares that Mr. Smith may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Smith was granted options to purchase an aggregate of 2,800,000 shares, which vest at the rate of 112,000 shares per month commencing December 24, 1999. Does not include shares owned by Virgil
      Securities S.A., beneficial ownership of which is disclaimed by Mr.
      Smith.  (See footnote 5 above).

(7) 	Includes 350,000 shares that Mr. Kitts may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days.
     Mr. Kitts was granted options to purchase an aggregate of 1,750,000 shares, which vest at the rate of 70,000 shares per month commencing
     December 24, 1999.


                                  5

(8) Comprised of shares that Mr. Gemassmer may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days.
     Mr. Gemassmer was granted options to purchase an aggregate of 725,000 shares, which vest at the rate of 29,000 shares per month commencing
     December 24, 1999.

(9 ) Comprised of shares that Mr. Fierling may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days.
     Mr. Fierling was granted options to purchase an aggregate of 700,000 shares, which vest at the rate of 29,000 shares per month commencing
     December 24, 1999.

(10) Based solely on information set forth in the Company's records that has not been verified by Mr. Tepper. Under the terms of a Settlement
     Agreement and Release between Mr. Tepper, Mr. Kitts and the Company, Mr.
     Tepper is obligated to vote all of his shares for management nominees to the Company's Board of Directors and on all other matters in the same proportion as the votes cast by the shareholders of the Company.

(11) Includes 1,200,000 shares that directors and officers may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Does not include shares beneficially owned by Virgil
     Securities S.A. (See footnote 5 above).


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 15, 2000, the Company fully consummated the acquisition of Optica in accordance with the Acquisition Agreement described in Item 1 above. The
Company acquired all of the issued and outstanding shares of Optica in consideration for 450,000 shares of the Company's Series A Preferred Stock.
The Series A Preferred Stock is convertible into an aggregate of 83,250,000 shares of Common Stock. The transaction was consummated on March 15, 2000, but had an effective date as of November 24, 1999. See Item 1 above for additional information regarding the transaction.

                                6

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMAS FINANCIAL INFORMATION AND EXHIBITS.

                            BRAVERMAN & COMPANY
                       Certified Public Accountants


To:   Shareholders and Board of Directors
      OAKBAY TRADING LIMITED


We have audited the accompanying balance sheets of Oakbay Trading Limited and its subsidiary as of September 30, 1999, and the related consolidated statements of income and cash flows for the year then ended. These financial statements are the responsibility of Oakbay's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Oakbay Trading Limited and its subsidiary at September 30, 1999, and the consolidated results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

April 4, 2000
Calabasas, California


23679 Calabasas Road  # 149,  Calabasas  CA  91302

                                    F-1



Oakbay Trading Limited and Subsidiary
Consolidated Balance Sheet

September 30, 1999



CONSOLIDATED BALANCE SHEET

Assets
Current Assets:
          Due from Stockholder                    $ 3,670
          Other receivable                             68
               Total Asset's - All Currency       $ 3,738

Liabilities and Stockholder's Deficiency

     Current Liabilities:
          Accounts Payable                        $ 4,627
     Stockholder's Deficiency:
          Common Shares, no par value
               Authorized Shares      50,000
               Outstanding Shares     45,000      $ 3,670
          Accumulated Deficit                      (4,559)
               Total Stockholder's Deficiency        (889)
 Total Liabilities and Stockholders Deficiency    $ 3,738


The accompanying notes are an integral part of the financial statements.

Oakbay Trading Limited and Subsidiary
Statement of Income

For the year Ended September 30, 1999


STATEMENT OF INCOME
Revenue                       $       0

Operating Expenses                4,627

Net Income                    $  (4,627)


    The accompanying notes are an integral part of the financial statements.

Oakbay Trading Limited and Subsidiary
Statement of Cash Flow

For the year Ended September 30, 1999


STATEMENT OF CASH FLOWS

Cash Flows to Operating Activities
     Net (Loss)                        $   (4,559)
     Increase in Miscellaneous             (3,738)
     Increase in Accounts Payable           4,627
Net Cash (Used By) Operating Activities    (3,670)

Cash Flow From Financing Activities

 Proceeds From Issuance of Common Stock     3,670

Increase (Decrease) in Cash                     -

Cash Beginning of Year                          -

Cash End of Year                        $      -


    The accompanying notes are an integral part of the financial statements.

Oakbay Trading Limited and Subsidiary
Notes to Financial Statements

September 30, 1998



NOTE 1 - ORGANIZATION

The company was organized on April 27, 1998 under the laws of the British Virgin Islands.

During the year ended September 30, 1998, the Company acquired 100% of the issued and outstanding stock of Optica communications, Inc., a company incorporated in British Columbia, Canada.

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly - owned subsidiary. All significant intercompany transactions between the parent and the subsidiary have been eliminated in the consolidation process.

                             BRAVERMAN & COMPANY
                        Certified Public Accountants


To:   Shareholders and Board of Directors
      OAKBAY TRADING LIMITED


We have audited the accompanying balance sheets of Oakbay Trading Limited as of September 30, 1998, and the related statement of income from inception April 27, 1998, to September 30, 1998. These financial statements are the responsibility of Oakbay's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
n audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Oakbay Trading Limited at September 30, 1998 and the results of its operations from inception April 27, 1998, to September 30, 1998, in conformity with generally accepted accounting principles.


April 4, 2000
Calabasas, California

23679 Calabasas Road  # 149,  Calabasas  CA  91302

Oakbay Trading Limited
Balance Sheet

September 30, 1998


BALANCE SHEET

Assets                                     None

Liabilities and Stockholder's Equity       None


     The accompanying notes are an integral part of the financial statements.

Oakbay Trading Limited
Statement of Income

From Inception April 27, 1998 to September 30, 1998


STATEMENT OF INCOME

Revenue                              $      None

Expenses                                    None

Net Income                           $      None


The accompanying notes are an integral part of the financial statements.

Oakbay Trading Limited
Notes to Financial Statements

September 30, 1998


NOTE 1 - ORGANIZATION

The company was organized on April 27, 1998 under the laws of the British Virgin Islands.

As of September 30, 1998, the Company had not commenced any operations, acquired any assets, incurred any debt or issued any stock.

InvestAmerica, Inc., and Subsidiary and
Optica Communications International, Inc., and Subsidiaries
Pro Forma Balance Sheet

March 15, 2000


PRO FORMA BALANCE SHEET


                                      Optica
                                      Communications
                     InvestAmercia    International                 Combined
                        Inc.          Limited         Eliminations  ProForma


Assets
Current Assets:
Cash                 $        325,688   $       814  $         -   $  326,502
Loans Receivable-
   Oakbay Trading           4,000,000             -   (4,000,000)           -
Stocks Subscriptions
  Receivable                  800,000             -            -      800,000
Investment                          -     5,000,000            -    5,000,000
Total Current Assets        5,125.688     5,000,814            -    6,126,502

Computer Software                   -         1,100            -        1,100
Total Assets             $  5,125.688   $ 5,001,914            -  $ 6,127,602



Liabilities and Stockholders Equity
Current Liabilities:
Accounts Payable        $       1,140  $      7,476            -   $   8,616
Payroll Taxes Payable               -         3,393            -       3,393
Note Payable                        -        21,020            -      21,020
Loan Payable                        -           400            -         400
Due on Investment                   -     1,000,000            -   1,000,000
Advances From
   InvestAmerica, Inc.              -     4,000,000    4,000,000           -
Loan Payable - Officer      2,000,000             -            -   2,000,000
Total Current Liabilities   2,001,140     5,032,289            -   3,033,429


Stockholders Equity
Preferred Shares                   -             -           450         450
Common Shares                 31,118         3,670       (3,670)      31,118
Additional Paid-
In Capital                14,500,685             -        3,220   14,503,905
Accumulated Deficit      (11,407,255)      (34,045)           -  (11,441,300)
Total Stockholders Equity  3,124,548       (30,375)           -    3,094,173
Total Liabilities and
   Stockholders Equity   $ 5,125,688   $ 5,001,914            -  $ 6,127,602


InvestAmerica, Inc., and Subsidiary and
Optica Communications International, Inc., and Subsidiaries
Pro Forma Statement of Income

March 15, 2000


PRO FORMA STATEMENT OF INCOME

                                      Optica
                                      Communications
                     InvestAmercia    International                 Combined
                        Inc.          Limited         Eliminations  ProForma
Revenues              $       -     $       -         $     -       $      -

Operating Expense       218,945        27,822               -        246,767

Loss From Operations   (218,945)      (27,822)              -       (246,767)

Forgiveness of
     Indebtedness       810,206             -               -        810,206

Interest Income               -            31               -             31

Income Before
Provision for
Federal Income
Taxes                   591,261       (27,791)              -        563,470

Provision for
Federal
Income Taxes            196,867             -               -       (196,867)

Tax Benefit From
Net Operating Loss
Carry-Over             (196,867)            -               -       (196,867)

Net Income (Loss)  $    591,261    $  (27,991)              -      $ 563,470



InvestAmerica, Inc. and Oakbay Trading Limited
Pro Forma Statement of Income
For the Year Ending September 30, 1999


PRO FORMA STATEMENT OF INCOME

                                      Optica
                                      Communications
                     InvestAmercia    International                 Combined
                        Inc.          Limited         Eliminations  ProForma
Revenues             $        -       $         -     $       -     $     -
Operating Expenses      256,865             4,627             -      261,492
Loss From Operation    (256,865)           (4,627)            -     (261,492)
Judgement Against
   Company           (6,991,348)                -             -   (6,991,348)
Net Loss            $(7,248,213)      $    (4,627)            -  $(7,252,840)


Optica Communications International, Inc.
(Formerly Oakbay Trading Limited) and Subsidiaries
Balance Sheet (Unaudited)

March 31, 2000


BALANCE SHEET



Assets
Current Assets:
          Cash                                   $         814
          Investment                                 5,000,000
               Total Current Assets                  5,000,814
     Computer Software                                   1,109
          Total Assets                           $   5,001,923

Liabilities and Stockholder's Deficiency
     Current Liabilities:
          Accounts Payable                       $      7,485
          Payroll Taxes Payable                         3,393
          Note Payable                                 21,020
          Due on Investment                         1,000,000
          Advances From Shareholders                4,000,000
          Loan Payable                                    400

Stockholder's Deficiency:                           5,032,298
     Common Shares, no par value
          Authorized Shares      50,000
          Outstanding Shares     45,000          $      3,670
     Accumulated Deficit                              (34,045)
          Total Stockholder's Deficiency              (30,375)
Total Liabilities and Stockholders Deficiency    $  5,001,923


The accompanying notes are an integral part of the financial statements.

Optica Communications International, Inc.
(Formerly Oakbay Trading Limited) and Subsidiaries
Statement of Income (Unaudited)

March 31, 2000


STATEMENT OF INCOME

Revenue                                  $         0

Operating Expenses                           (27,823)

Loss From Operation                          (27,822)

Interest Income                                   31

Net Income                                $  (27,791)


The accompanying notes are an integral part of the financial statements.

Optica Communications International, Inc.
(Formerly Oakbay Trading Limited) and Subsidiaries
Statement of Cash Flow (Unaudited)

March 31, 2000


STATEMENT OF CASH FLOWS

Cash Flows to Operating Activities
     Net (Loss)                                   $     (27,791)
     Increase in Accounts Payable                         5,301
     Increase in Payroll Taxes Payable                    3,393
     Increase in Notes Payable                           21,020
          Net Cash Provided by Operations                 1,923

Cash Flow (Used In) Investing Activities
     Increase In Investment in Stock              $    5,000,000
     Expenditures on Software                              1,109
         Net Cash Used In Investment Activities       (5,001,109)

Cash Flows Provided By Financing Activities
     Increase In Amount Owed In Stock Investment       4,000,000
     Increase In Advances From Stockholder             1,000,000
          Net Cash Provided By Financing Activities    5,000,000

Increase (Decrease) in Cash                                  814

Cash Beginning of Year                                         -

Cash End of Year                               $             814



The accompanying notes are an integral part of the financial statements.

Optica Communications International, Inc.
(Formerly Oakbay Trading Limited) and Subsidiaries
Notes to Financial Statements

March 31, 2000



NOTE 1 - ORGANIZATION

The company was organized on April 27, 1998 under the laws of the British Virgin Islands.

During the year ended September 30, 1998, the Company acquired !00% pf the issued and outstanding stock of Optica communications, Inc., a company incorporated in British Columbia, Canada

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly - owned subsidiary. All significant intercompany transactions between the parent and the subsidiary have been eliminated in the consolidation process.

NOTE 2 - INVESTMENTS

The Company has invested $5,000,000 for 833,333 Preferred shares of Omnigon International, Inc. ("Omnigon"). Omnigon, a private company, is constructing an advanced global network to offer proprietary value added communications services.

The following exhibit is filed herewith:

(1) Agreement dated as of November 22, 1999 among the Company, Optica and the shareholders of Optica.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INVESTAMERICA, INC.

By: /s/ Douglas Smith
-------------------------
Douglas Smith, President

Dated:  May 31, 2000